EXHIBIT 99.1


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[OXY LOGO]  NEWS RELEASE                        OCCIDENTAL PETROLEUM CORPORATION
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         10889 Wilshire Boulevard, Los Angeles, California 90024  (310) 208-8800

For Immediate Release: January 24, 2005

               OCCIDENTAL PETROLEUM ANNOUNCES RECORD 2004 RESULTS
               --------------------------------------------------

     LOS ANGELES -- Occidental Petroleum Corporation (NYSE:OXY) announced net income for the fourth quarter 2004 of $665 million ($1.67 per share), compared with $382 million ($0.99 per share) for the fourth quarter 2003. On January 5, 2005, Occidental issued a press release announcing that the comparability of fourth quarter 2004 earnings to prior quarters would be affected by a number of charges and a tax credit. These items have resulted in net charges totaling approximately $69 million ($0.17 per share). Record earnings of $2.491 billion ($6.30 per share) for the twelve months of 2004 were 58 percent higher than the $1.527 billion ($3.98 per share) the company earned in 2003.

     In announcing the results, Dr. Ray R. Irani, chairman and chief executive officer, said, "Our strong fourth quarter performance helped push net income for 2004 to a record high of nearly $2.5 billion, or $6.30 per share. Our success in increasing oil and natural gas production by 3.5 percent for the year to an average of 566,000 barrels of oil equivalent per day allowed us to maximize the benefits from robust oil and gas prices. In addition, our chemicals business had its best year since 1997. The strong performance of our business units allowed us to continue to strengthen our balance sheet by reducing our debt-to-capitalization ratio to 27 percent, the lowest in the company's history."

                                   OIL AND GAS
                                   -----------

     Oil and gas segment earnings were $977 million for the fourth quarter 2004, compared with $640 million for the fourth quarter 2003, an increase of 53 percent. The improvement in the fourth quarter 2004 earnings reflected higher worldwide crude oil and natural gas prices, partially offset by higher exploration expenses and higher operating costs. Oil and gas earnings of $3.544 billion for the twelve months were the highest in the company's history and were 33 percent higher than the $2.664 billion of 2003.

                                    CHEMICALS
                                    ---------

     Chemical segment earnings were $130 million for the fourth quarter 2004 compared with $72 million for the fourth quarter 2003, an increase of 81 percent. The improvement in the fourth quarter 2004 was due to higher sales prices in all major products, partially offset by higher ethylene and energy costs. The fourth quarter 2004 also included the previously announced $12 million charge to write-off certain production facilities. Chemical earnings of $412 million for the twelve months 2004 were 87 percent higher than the $220 million of 2003.

     Earnings from an equity investment are based on a preliminary estimate of their earnings.

     See the attached schedules for a reconciliation of net income to core earnings for the fourth quarter and twelve months.

                                       -0-

Contacts:  Lawrence P. Meriage (media)
           310-443-6562
           Kenneth J. Huffman (investors)
           212-603-8183
           For further analysis of Occidental's performance, please visit the website: www.oxy.com

Statements in this release that contain words such as "will", "expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements.

SUMMARY OF SEGMENT NET SALES AND EARNINGS

                                               Fourth Quarter             Twelve Months
($ millions, except                     ---------------------     ---------------------
 per-share amounts)                         2004         2003         2004         2003
===================================     ========     ========     ========     ========
SEGMENT NET SALES
  Oil and gas                           $  2,073     $  1,530     $  7,582     $  6,003
  Chemical                                   985          790        3,675        3,092
  Other                                       24           30          111          145
                                        --------     --------     --------     --------
  Net sales                             $  3,082     $  2,350     $ 11,368     $  9,240
===================================     ========     ========     ========     ========
SEGMENT EARNINGS
  Oil and gas                           $    977     $    640     $  3,544     $  2,664
  Chemical                                   130           72          412          220
                                        --------     --------     --------     --------
                                           1,107          712        3,956        2,884
UNALLOCATED CORPORATE ITEMS
  Interest expense, net (a)--
    debt and trust preferred
    distributions                            (53)         (63)        (240)        (333)
  Income taxes (b)                          (218)        (157)        (895)        (666)
  Other                                     (139)        (109)        (292)        (284)
                                        --------     --------     --------     --------

Income from continuing operations            697          383        2,529        1,601
Discontinued operations, net (c)             (32)          (1)         (38)          (6)
Cumulative effect of changes in
   accounting principles, net                 --           --           --          (68)
                                        --------     --------     --------     --------
NET INCOME                              $    665     $    382     $  2,491     $  1,527
                                        ========     ========     ========     ========
BASIC EARNINGS PER COMMON SHARE
  Income from continuing
    operations                          $   1.75     $   0.99     $   6.40     $   4.17
  Discontinued operations, net             (0.08)          --        (0.10)       (0.01)
  Cumulative effect of changes in
    accounting principles, net                --           --           --        (0.18)
                                        --------     --------     --------     --------
                                        $   1.67     $   0.99     $   6.30     $   3.98
                                        ========     ========     ========     ========
DILUTED EARNINGS PER COMMON SHARE
  Income from continuing
    operations                          $   1.72     $   0.97     $   6.31     $   4.12
  Discontinued operations, net             (0.08)          --        (0.10)       (0.01)
  Cumulative effect of changes in
    accounting principles, net                --           --           --        (0.18)
                                        --------     --------     --------     --------
                                        $   1.64     $   0.97     $   6.21     $   3.93
                                        ========     ========     ========     ========
AVERAGE BASIC COMMON SHARES
  OUTSTANDING                              399.1        387.7        395.6        383.9
===================================     ========     ========     ========     ========


 See footnotes on following page.

(a) The fourth quarter 2004 includes a $1 million pre-tax interest charge to purchase in the open market and retire $32 million of Occidental's senior notes. The twelve months 2004 also includes $16 million pre-tax interest charges to redeem or repurchase various debt issues during the year. The twelve months 2003 includes a $61 million pre-tax interest charge to repay a $450 million 6.4 percent senior notes issue that had ten years of remaining life, but was subject to re-marketing on April 1, 2003.

(b) The twelve months 2004 includes a $27 million credit related to a fourth quarter settlement and a $20 million credit related to a first quarter settlement of issues with the Internal Revenue Service. The twelve months 2004 also reflected a lower U.S. income tax rate resulting from the crediting of foreign income taxes.

(c) The fourth quarter 2004 includes a $32 million, net of tax, charge reported as discontinued operations to reflect Occidental's decision to exit the specialty vinyls resins chemical business. Details of the charge are as follows:

                                     Fourth         Twelve
                                     Quarter        Months
                                   ----------     ----------
          Pre-tax charge           $      (51)    $      (61)
          Tax benefit                      19             23
                                   ----------     ----------
                                   $      (32)    $      (38)
                                   ==========     ==========

SUMMARY OF CAPITAL EXPENDITURES AND DD&A EXPENSE

                                               Fourth Quarter             Twelve Months
                                        ---------------------     ---------------------
($ millions)                                2004         2003         2004         2003
===================================     ========     ========     ========     ========
CAPITAL EXPENDITURES                    $    573     $    449     $  1,843     $  1,600
                                        ========     ========     ========     ========
DEPRECIATION, DEPLETION
  AND AMORTIZATION
   OF ASSETS                            $    333     $    311     $  1,303     $  1,175
===================================     ========     ========     ========     ========

 SUMMARY OF OPERATING STATISTICS

                                               Fourth Quarter             Twelve Months
                                        ---------------------     ---------------------
                                            2004         2003         2004         2003
===================================     ========     ========     ========     ========
NET OIL, GAS AND LIQUIDS
  PRODUCTION PER DAY

United States
  Crude oil and liquids (MBBL)
    California                                81           82           78           81
    Permian                                  152          152          154          150
    Horn Mountain                             13           25           19           21
    Hugoton                                    3            4            3            4
                                        --------     --------     --------     --------
      Total                                  249          263          254          256

  Natural Gas (MMCF)
    California                               242          246          237          252
    Hugoton                                  125          130          127          138
    Permian                                  125          133          130          129
    Horn Mountain                              7           16           13           13
                                        --------     --------     --------     --------
      Total                                  499          525          507          532

Latin America
  Crude oil (MBBL)
    Colombia                                  37           44           37           37
    Ecuador                                   44           39           46           25
                                        --------     --------     --------     --------
      Total                                   81           83           83           62

Middle East
  Crude oil (MBBL)
    Oman                                      13           12           13           12
    Qatar                                     48           40           45           45
    Yemen                                     30           33           32           35
                                        --------     --------     --------     --------
      Total                                   91           85           90           92

  Natural Gas (MMCF)
    Oman                                      66           --           55           --

Other Eastern Hemisphere
  Crude oil (MBBL)
    Pakistan                                   6            9            7            9

  Natural Gas (MMCF)
    Pakistan                                  79           72           75           74

BARRELS OF OIL EQUIVALENT (MBOE)
  Subtotal consolidated subsidiaries         534          540          540          520
  Other Interests
    Colombia-minority interest                (5)          (7)          (4)          (5)
    Russia-Occidental net interest            27           30           29           30
    Yemen-Occidental net interest              2            2            1            2
                                        --------     --------     --------     --------
TOTAL WORLDWIDE PRODUCTION (MBOE)            558          565          566          547
===================================     ========     ========     ========     ========

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental's results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing, and amount. Therefore, management uses a measure called "core earnings", which excludes those items. This non-GAAP measure is not meant to disassociate those items from management's performance, but rather is meant to provide useful information to investors interested in comparing Occidental's earnings performance between periods. Reported earnings are considered representative of management's performance over the long term. Core earnings is not considered to be an alternative to operating income in accordance with generally accepted accounting principles.

The following table sets forth the core earnings and significant items affecting earnings for each operating segment and corporate:

                                                                         Fourth Quarter
($ millions, except                     -----------------------------------------------
 per-share amounts)                         2004          EPS         2003          EPS
===================================     ========     ========     ========     ========
TOTAL REPORTED EARNINGS                 $    665     $   1.67     $    382     $   0.99
                                        ========     ========     ========     ========
OIL AND GAS
  Segment Earnings                      $    977                  $    640
  No significant items
    affecting earnings                        --                        --
                                        --------                  --------
  Segment Core Earnings                      977                       640
                                        --------                  --------
CHEMICALS
  Segment Earnings                           130                        72
  No significant items
    affecting earnings                        --                        --
                                        --------                  --------
  Segment Core Earnings                      130                        72
                                        --------                  --------
CORPORATE
  Results                                   (442)                     (330)
  Less:
    IRS settlements                           27                        --
    Discontinued operations, net*            (32)                       (1)
                                        --------                  --------
TOTAL CORE EARNINGS                     $    670     $   1.68     $    383     $   0.99
===================================     ========     ========     ========     ========

 * These amounts are shown after-tax.

                                                                          Twelve Months
($ millions, except                     -----------------------------------------------
  per-share amounts)                        2004          EPS         2003          EPS
===================================     ========     ========     ========     ========
TOTAL REPORTED EARNINGS                 $  2,491     $   6.30     $  1,527     $   3.98
                                        ========     ========     ========     ========
OIL AND GAS
  Segment Earnings                      $  3,544                  $  2,664
  No significant items
    affecting earnings                        --                        --
                                        --------                  --------
  Segment Core Earnings                    3,544                     2,664
                                        --------                  --------
CHEMICALS
  Segment Earnings                           412                       220
  No significant items
    affecting earnings                        --                        --
                                        --------                  --------
  Segment Core Earnings                      412                       220
                                        --------                  --------
CORPORATE
  Results                                 (1,465)                   (1,357)
  Less:
    6.4% senior note remarket fee             --                       (61)
    Trust preferred redemption
      charge                                 (11)                       --
    IRS settlements                           47                        --
    Tax effect of pre-tax adjustments          4                        21
    Discontinued operations, net*            (38)                       (6)
    Changes in accounting
      principles, net*                        --                       (68)
                                        --------                  --------
TOTAL CORE EARNINGS                     $  2,489     $   6.29     $  1,641     $   4.27
===================================     ========     ========     ========     ========

 * These amounts are shown after-tax.

ITEMS AFFECTING COMPARABILITY OF CORE EARNINGS BETWEEN PERIODS

                                               Fourth Quarter             Twelve Months
                                        ---------------------     ---------------------
 ($ millions)                               2004         2003         2004         2003
===================================     ========     ========     ========     ========
PRE-TAX
INCOME / (EXPENSE)

OIL AND GAS
  Insurance and litigation
    reserves                            $     (6)    $     --     $     (6)    $     --
  Property tax refund                         --           38           --           38
  Gain on sale of GOM assets (a)              --           --           --           14

CHEMICALS
  Production process write-off               (12)          --          (12)          --
  Insurance reserves                          (2)          --           (2)          --
  Reorganizations/severance                   --           --           --          (15)
  Chlorine derivatives asset
    impairment                                --           --           --           (9)

CORPORATE
  Environmental remediation                  (59)         (50)         (59)         (63)
  Equity earnings                              9          (16)          22          (58)
  Insurance and litigation
    reserves                                 (31)          --          (31)          --
  Interest expense - early debt
    extinguishments - 2004/
    consolidation of variable
    interest entity - 2003                    (1)          --           (6)           6

(a) Net of tax.


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